UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 1, 2013

Date of Report (Date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 400

Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 946-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 1, 2013, Roger A. Cooke, who was the Senior Vice President, General Counsel and Secretary of Precision Castparts Corp. (the “Company”), transitioned from that position to the role of Senior Vice President and Special Counsel. Mr. Cooke expects to retire from the Company on June 30, 2013. Ruth A. Beyer will succeed Mr. Cooke as Senior Vice President, General Counsel and Secretary of the Company. Prior to joining the Company, Ms. Beyer was a partner with the law firm Stoel Rives LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	April 3, 2013	By:	/s/ Shawn R. Hagel
		Name:	Shawn R. Hagel
		Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)